FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2003


                               FirstBank NW Corp.
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             (Exact name of registrant as specified in its charter)


       Washington                   0-22435                      84-1389562
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State or other jurisdiction        Commission                (I.R.S. Employer
     of incorporation              File Number              Identification No.)



920 Main Street, Lewiston, Idaho                                  83501
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number (including area code)  (208) 746-9610

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Registrant issued a press release April 22, 2003, announcing the fiscal year end 2003 financial information. The foregoing description is qualified by reference to the press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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         (c) Exhibit 99.1 Press release dated April 22, 2003.


                                      * * *


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FIRSTBANK NW CORP.



Date: April 22, 2003                By:  /s/ CLYDE E. CONKLIN
                                         -------------------------------------
                                         Clyde E. Conklin
                                         President and Chief Executive Officer


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